Other operating income	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Other operating income	Other operating income
Other operating income totaled €1,292 million in 2023, versus €1,969 million in 2022 and €859 million in 2021.
Other operating income includes (i) gains from asset divestments, amounting to €688 million in 2023 (versus €655 million in 2022 and €418 million in 2021); and (ii) income from Sanofi’s pharmaceutical partners, amounting to €290 million in 2023 (including €227 million from Regeneron, see Note D.26. below and Note C.1.), compared with €1,178 million in 2022 (including €1,147 million from Regeneron), and €245 million in 2021. For 2021, it includes a payment of €119 million from Daiichi Sankyo relating to the termination of a vaccines collaboration agreement in Japan